UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 18, 2006


                MONARCH SERVICES, INC.
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(Exact name of registrant as specified in its charter)


         Maryland                   000-08512             52-1073628
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State or other jurisdiction (Commission file number)   (IRS Employer
of incorporation or                                   Identification No.)
organization)


            4517 Harford Road, Baltimore, Maryland 21214
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         (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (410) 254-9200
                                                     --------------

                                 N/A
                                -----
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



Item 1.01   Entry into a Material Definitive Agreement.

The information called for by this Item 1.01 is incorporated herein by reference to Item 2.01 of this report.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On August 18, 2006, Girl's Life, Inc. ("Seller"), a wholly-owned subsidiary of Monarch Services, Inc. (the "Registrant"), sold the assets owned by Seller used in connection with the business of publishing, promoting and distributing Girls' Life magazine (the "Magazine") to Girls' Life Acquisition Corp. ("Buyer"), pursuant to an Asset Purchase Agreement dated August 18, 2006 by and among the Seller, Buyer and the Registrant. The Buyer is owned by Karen Bokram, the CEO of the Buyer who has run the Seller's business since the Magazine's inception.

The purchase price for the assets was $900,000 plus the assumption of certain liabilities of the Seller, which total approximately $500,000. The $900,000 was paid by the delivery of a promissory note to the Seller (the "Note"), which provides for the accrual of interest at a rate of six percent (6%) per annum for a period of 90 days, at which time the principal and all accrued interest under the Note will become due and payable. The Note is secured by a pledge of 100% of the capital stock of the Buyer (the "Pledged Shares"). Upon a default under the Note, the Seller's exclusive remedy shall be the acquisition of the Pledged Shares.

The Registrant intends to use any proceeds it receives from the Seller in respect of the asset sale to pay off its existing debt.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

      Exhibit 2.1-Asset Purchase Agreement dated August 18, 2006


SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MONARCH SERVICES, INC.


Date: August 23, 2006                     /s/ Jackson Y. Dott
                                          -------------------
                                          Jackson Y. Dott
                                          President and CEO




                                EXHIBIT INDEX

Exhibit
Number            Description
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2.1               Asset Purchase Agreement dated August 18, 2006